UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09937

THE MUNDER @VANTAGE FUND

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2005

Item 1: Report of Shareholder.

ANNUAL REPORT
June 30, 2005
Munder @Vantage Fund ®

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
1	Portfolio of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Cash Flows
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in technology and Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger more established company stocks. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    As a “non-diversified” fund under the Investment Company Act of 1940, more of the Fund’s assets may be invested in fewer securities, which increases the Fund’s risk because each investment has a greater effect on performance.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on the year ended June 30, 2005. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Mark Lebovitz, Kenneth Smith, Mary Beth Suhr and Jonathan Woodley

    The Fund generated a return of -6.73% for the year ended June 30, 2005, compared to the -4.76% return for the Inter@ctive Week Internet Index and the 1.25% return for the Morgan Stanley Internet Index. As of June 30, 81.6% of the Fund’s net assets were invested in publicly traded equities, and 17.2% were invested in private equities.

    The year ended June 30, 2005, was a difficult one for technology stocks. The information technology sector of the S&P 500® Index was the only sector to post a negative return for the year.

    In the public equities portion of the Fund, the greatest strength relative to the Fund’s Morgan Stanley Internet benchmark came from the capital markets industry. Overweighted positions in Ameritrade Holding Corp. (2.6% of the Fund) and E*TRADE Financial Corp. (1.8% of the Fund) were responsible for the relative strength of the Fund’s holdings in this industry. Other industries in which the Fund posted good relative returns included Internet & catalog retail, commercial services & supplies, and hotels, restaurants & leisure.

    In the Internet & catalog retail industry, underweighted positions in Amazon.com, (2.6% of the Fund) Inc., eBay, Inc. (1.8% of the Fund) and IAC/ InterActive Corporation, along with overweights in Provide Commerce, Inc. and Stamps.com Inc. offset weakness from the Fund’s holdings of Netflix, Inc. Both IAC/ InterActive and Netflix have been eliminated from the Fund. Provide Commerce (0.6% of the Fund) offers an e-commerce marketplace for perishable goods, while Stamps.com (0.2% of the Fund) offers Internet mailing services.

    Among the commercial services & supplies holdings, an underweight in 51job, Inc. (0.2% of the Fund) helped to boost relative returns. The stock price of 51job, a provider of human resource services in China, declined significantly when the company issued a disappointing earnings report in January. An overweight in Monster Worldwide, Inc. (3.4% of the Fund) also provided relative strength in the commercial services & supplies industry. Monster Worldwide provides recruitment and job placement services. The company’s flagship Internet site, Monster.com allows the posting of résumés and the advertising of positions.

    Ctrip.com International, Ltd. (1.1% of the Fund) provided the relative strength in the hotels, restaurants & leisure industry. The company sells hotel accommodations and airline tickets in China.

    Offsetting these areas of relative strength was weakness in the Fund’s holdings in the semiconductors & semiconductor equipment, computers & peripherals and Internet software & services industries. SigmaTel, Inc. (0.4% of the Fund) was the primary source of weakness among the Fund’s semiconductor holdings. The lack of positions in EMC Corp. and Novatel Wireless, Inc. held back returns in the computers & peripherals industry. An underweighted position in VeriSign, Inc. (1.1% of the Fund)

and an overweight in Ask Jeeves, Inc. (3.1% of the Fund) held back returns in the Fund’s Internet software & services holdings. VeriSign offers services that enable secure digital commerce and communications, while Ask Jeeves provides advanced Internet search technology.

    The Fund’s holdings of venture capital funds, representing 15.9% of the Fund’s net assets as of June 30, 2005 had mixed returns for the year. Two companies represented in these funds failed to attract additional financing and were written off. The negative impact of the write-offs was largely offset by increased valuations for other investments and liquidity events that had a positive impact on performance. These included the acquisition of four companies held in the venture capital funds, as well as two initial public offerings (IPOs). The net result for this segment of the Fund was a slightly negative return for the year. The two direct private equity investments, Alacritech Information (0.3% of the Fund) and Sygate Technology (1.0% of the Fund), which together represented 1.3% of the Fund’s net assets as of June 30, 2005, also had a slightly negative return for the year.

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading American companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Sector funds such as these tend to be more volatile than funds that diversify across many sectors and companies.

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Munder @Vantage Fund (the “Fund”) since its inception. The information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain and loss from portfolio investments assuming reinvestment of dividends.

Munder @Vantage Fund

HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Inter@ctive
				S&P	Morgan Stanley	Week
	With		Without	500®	Internet	Internet
Inception Date	Load		Load	Index#	Index#	Index#

@Vantage 10/17/00	$3,160	*	$3,292	$8,991	$2,648	$3,530

AVERAGE ANNUAL TOTAL RETURNS

	One		One	Since		Since
	Year		Year	Inception		Inception
	w/load		w/out load	w/load		w/out load

@Vantage 10/17/00	(10.43)%	*	(6.73)%	(21.72)%	*	(21.04)%

*	Reflects the deduction of the maximum sales charge of 4.00%.

#	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading American companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. Index since inception comparative returns are as of 11/1/00.

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Munder @Vantage Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 81.6%
Consumer Discretionary — 15.0%
Diversified Commercial Services — 0.8%
2,472	Apollo Group, Inc., Apollo Educational Group, Class A†	$193,360

Hotels, Restaurants & Leisure — 1.1%
5,300	Ctrip.com International Ltd., ADR	269,664

Internet & Catalog Retail — 11.1%
19,500	Amazon.com, Inc.†	645,060
1,500	Blue Nile, Inc.†	49,035
10,300	Celebrate Express, Inc.†	139,462
16,000	drugstore.com, inc.†	66,720
13,100	eBay, Inc.†	432,431
10,700	eDiets.com, Inc.†	37,236
13,700	FTD Group, Inc.†	155,495
35,200	priceline.com Incorporated†	821,216
6,675	Provide Commerce, Inc.†	144,113
9,200	Shopping.com Ltd.†	191,820
2,373	Stamps.com Inc.†	44,494

		2,727,082

Media — 2.0%
6,700	Getty Images, Inc.†	497,542

Total Consumer Discretionary		3,687,648

Financials — 6.3%
Capital Markets — 4.7%
34,900	Ameritrade Holding Corporation†	648,791
32,300	E*TRADE Financial Corporation†	451,877
3,286	optionsXpress Holdings Inc.	49,947

		1,150,615

Real Estate — 0.5%
9,100	ZipRealty, Inc.†	116,844

Thrifts & Mortgage Finance — 1.1%
44,000	E-LOAN, Inc.†	146,960
14,300	NetBank, Inc.	133,276

		280,236

Total Financials		1,547,695

Health Care — 0.5%
Biotechnology — 0.5%
2,000	Affymetrix, Inc.†	107,860

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials — 3.6%
Commercial Services & Supplies — 3.6%
3,500	51job, Inc., ADR†	$44,450
29,200	Monster Worldwide, Inc.†	837,456

		881,906

Information Technology — 55.8%
Communications Equipment — 3.7%
16,900	Alvarion Ltd.†	196,378
3,000	Comverse Technology, Inc.†	70,950
3,000	Juniper Networks, Inc.†	75,540
14,500	Nokia Corporation, ADR	241,280
3,600	Option N.V.†	124,261
6,300	QUALCOMM Incorporated	207,963

		916,372

Computers & Peripherals — 2.7%
13,800	Apple Computer, Inc.†	507,978
11,800	Novatel Wireless, Inc.†	147,146

		655,124

Information Technology Services — 2.9%
16,700	CheckFree Corporation†	568,802
17,400	Fastclick, Inc.†	158,340

		727,142

Internet Software & Services — 39.0%
14,200	Akamai Technologies, Inc.†	186,446
32,400	aQuantive, Inc.†	574,128
25,000	Ask Jeeves, Inc.†	754,750
29,900	Autobytel, Inc.†	144,417
5,937	Bankrate, Inc.†	119,571
44,200	CNET Networks, Inc.†	518,908
5,619	Digital Insight Corporation†	134,407
8,200	Digital River, Inc.†	260,350
7,600	Google Inc., Class A†	2,235,540
133,900	HomeStore, Inc.†	271,817
9,600	HouseValues, Inc.†	173,568
8,500	Hurray! Holding Co., Ltd., ADR†	85,680
12,000	InfoSpace, Inc.†	395,160
15,500	iVillage Inc.†	92,690
2,500	J2 Global Communications, Inc.†	86,100

See Notes to Financial Statements.

Shares		Value

Internet Software & Services (Continued)
13,300	Knot, Inc. (The)†	$88,445
8,600	NetEase.com, Inc., ADR†	491,146
16,700	PlanetOut Inc.†	145,624
23,800	SINA Corporation†	664,020
14,500	Sohu.com, Inc.†	317,840
119,200	Tencent Holdings Ltd†	90,487
7,225	Tom Online, Inc., ADR†	93,130
17,000	ValueClick, Inc.†	209,610
9,400	VeriSign, Inc.†	270,344
3,700	Websense, Inc.†	177,785
28,600	Yahoo! Inc.†	990,990

		9,572,953

Semiconductors & Semiconductor Equipment — 1.1%
4,100	Fairchild Semiconductor International, Inc.†	60,475
5,100	SigmaTel, Inc.†	87,516
12,000	Silicon Image, Inc.†	123,120

		271,111

Software — 6.4%
6,250	Blackboard, Inc.†	149,500
3,000	Check Point Software Technologies Ltd.†	59,400
5,000	JAMDAT Mobile Inc.†	138,400
10,400	KongZhong Corporation, ADR†	95,160
6,300	Macromedia, Inc.†	240,786
1,400	Macrovision Corporation†	31,556
7,700	Red Hat, Inc.†	100,870
18,800	Shanda Interactive Entertainment Limited, ADR†	691,652
2,900	Symantec Corporation†	63,046

		1,570,370

Total Information Technology		13,713,072

Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
11,500	Linktone Ltd., ADR†	91,195

TOTAL COMMON STOCKS
(Cost $18,018,109)		20,029,376

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

LIMITED PARTNERSHIPS — 15.9%
Information Technology — 15.9%
Multi-Industry — 12.5%
1,375,000	CenterPoint Ventures III (Q) L.P.†, (a), (b), (c)	$685,091
1,550,000	New Enterprise Associates 10, L.P.†, (a), (b), (c)	1,183,619
580,000	Telesoft II QP, L.P.†, (a), (b), (c)	480,237
905,869	Trident Capital Fund V, L.P.†, (a), (b), (c)	719,603

		3,068,550

Semiconductors & Semiconductor Equipment — 3.4%
2,500,000	Tech Farm Ventures (Q) L.P.†, (a), (b), (c)	848,292

Total Information Technology		3,916,842

TOTAL LIMITED PARTNERSHIPS
(Cost $6,509,855)		3,916,842

PREFERRED STOCKS — 1.3%
Information Technology — 1.3%
Computers & Peripherals — 0.3%
444,444	Alacritech Information, Series C†, (a), (b), (c)	67,866

Internet Software & Services — 1.0%
328,947	Sygate Technology, Series E†, (a), (b), (c)	250,000

Software — 0.0%
221,893	See Commerce, Series E†, (a), (b), (c)	0

Total Information Technology		317,866

TOTAL PREFERRED STOCKS
(Cost $2,749,995)		317,866

INVESTMENT COMPANY SECURITY — 0.0%#
(Cost $3,777)
100	Nasdaq-100 Trust, Series 1	3,679

Principal
Amount

REPURCHASE AGREEMENT — 1.8%
(Cost $434,000)
$434,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $434,031 on 07/01/2005, collateralized by $440,000 FHLMC, 4.500% maturing 11/15/2011 (value $443,300)	434,000

See Notes to Financial Statements.

		Value

TOTAL INVESTMENTS
(Cost $27,715,736)	100.6%	$24,701,763
OTHER ASSETS AND LIABILITIES (Net)	(0.6)	(141,778)

NET ASSETS	100.0%	$24,559,985

†	Non-income producing security.

#	Amount represents less than 0.1% of net assets.

(a)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $4,234,708, 17.2% of net assets.

(b)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Munder @Vantage Fund (the “Fund”) does not have the right to demand that any of these securities be registered.

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, June 30, 2005 (continued)

(c)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 40% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $4,234,708, 17.2% of net assets.

Security	Acquisition Date	Cost

Alacritech Information, Series C	12/13/2001	$999,999
CenterPoint Ventures III (Q) L.P.	03/07/2001	180,731
	07/20/2001	180,731
	10/15/2001	180,731
	07/16/2002	121,813
	11/04/2002	84,341
	06/09/2003	72,292
	09/04/2003	72,292
	01/30/2004	73,803
	04/07/2004	123,006
	08/13/2004	100,000
	11/29/2004	75,000
	04/18/2005	75,000
New Enterprise Associates 10, L.P.	10/26/2000	150,861
	01/04/2001	75,430
	07/27/2001	37,715
	09/26/2001	75,430
	01/16/2002	79,617
	04/23/2002	79,617
	07/12/2002	79,617
	11/12/2002	79,617
	02/04/2003	80,472
	07/16/2003	81,525
	09/19/2003	84,018
	12/10/2003	84,272
	04/19/2004	84,557
	08/16/2004	85,547
	12/28/2004	91,060
See Commerce, Series E	04/05/2001	1,499,996
Sygate Technology, Series E	01/21/2004	250,000
Tech Farm Ventures (Q) L.P.	12/19/2000	250,000
	04/25/2001	250,000
	07/27/2001	250,000
	10/25/2001	250,000
	05/20/2002	250,000
	08/27/2002	250,000
	01/10/2003	250,000
	07/10/2003	250,000
	11/10/2003	250,000
	04/14/2004	250,000

See Notes to Financial Statements.

Security	Acquisition Date	Cost

Telesoft II QP, L.P.	03/16/2001	$274,229
	12/11/2002	80,000
	12/09/2003	40,000
	06/04/2004	80,000
	12/10/2004	80,000
Trident Capital Fund V, L.P.	10/18/2000	188,333
	06/26/2002	66,469
	11/08/2002	66,469
	01/15/2003	132,937
	10/01/2003	67,123
	12/05/2003	67,123
	02/06/2004	67,123
	06/10/2004	69,780
	11/23/2004	70,587
	01/28/2005	70,587

ABBREVIATIONS:

ADR   — American Depositary Receipt
FHLMC — Federal Home Loan Mortgage Corporation

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, June 30, 2005 (continued)

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder @Vantage Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	66.3%	$16,281,813
China	12.0	2,934,424
Israel	1.8	447,598
Finland	1.0	241,280
Belgium	0.5	124,261

TOTAL COMMON STOCKS	81.6	20,029,376
LIMITED PARTNERSHIPS	15.9	3,916,842
PREFERRED STOCKS	1.3	317,866
INVESTMENT COMPANY SECURITY	0.0 #	3,679
REPURCHASE AGREEMENT	1.8	434,000

TOTAL INVESTMENTS	100.6	24,701,763
LIABILITIES IN EXCESS OF ASSETS	(0.6)	(141,778)

NET ASSETS	100.0%	$24,559,985

#	Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder @Vantage Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$24,267,763
Repurchase agreement	434,000

Total Investments	24,701,763
Cash	624
Interest receivable	31
Dividends receivable	1,620
Receivable from Investment Advisor	13,175
Receivable for investment securities sold	25,157
Prepaid expenses and other assets	131

Total Assets	24,742,501

LIABILITIES:
Payable for investment securities purchased	15,340
Trustees’ fees and expenses payable	50,889
Investment advisory fees payable	35,347
Transfer agency/record keeping fees payable	25,594
Shareholder servicing fees payable	11,739
Administration fees payable	3,720
Custody fees payable	2,477
Accrued expenses and other payables	37,410

Total Liabilities	182,516

NET ASSETS	$24,559,985

Investments, at cost	$27,715,736

NET ASSETS consist of:
Accumulated net investment loss	$(40,623)
Accumulated net realized loss on investments sold	(107,535,019)
Net unrealized depreciation of investments	(3,013,973)
Par value	31,077
Paid-in capital in excess of par value	135,118,523

$24,559,985

NET ASSET VALUE ($24,559,985/3,107,724 shares of common stock outstanding)	$7.90

See Notes to Financial Statements.

Munder @Vantage Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$11,409
Dividends	6,244

Total Investment Income	17,653

EXPENSES:
Investment advisory fees	469,346
Shareholder servicing fees	131,887
Transfer agency/record keeping fees	101,630
Administration fees	57,997
Legal and audit fees	52,288
Trustees’ fees and expenses	47,074
Custody fees	33,484
Other	48,207

Total Expenses	941,913
Fees waived and/or expenses reimbursed by investment advisor	(150,746)

Net Expenses	791,167

NET INVESTMENT LOSS	(773,514)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	2,949,659
Foreign currency-related transactions	(1,451)
Net change in unrealized appreciation/(depreciation) of securities	(4,691,343)

Net realized and unrealized loss on investments	(1,743,135)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,516,649)

See Notes to Financial Statements.

Munder @Vantage Fund

Statement of Cash Flows, For the Year Ended June 30, 2005

Increase/(decrease) in cash —
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(2,516,649)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(23,265,408)
Proceeds from disposition of investment securities	25,744,076
Proceeds from return of capital distributions	245,245
Net purchases, sales and maturities of short-term investments	3,074,000
Increase in dividends and interest receivable	(1,539)
Decrease in receivables for investment securities sold	297,027
Decrease in receivable from Investment Advisor	17,970
Decrease in prepaid expenses and other assets	3,553
Decrease in payable for investment securities purchased	(471,084)
Decrease in accrued expenses	(58,463)
Unrealized depreciation on securities and currencies	4,691,343
Net realized gain from investments and currencies	(2,948,208)

Net cash provided from operating activities	4,811,863

Cash flows from financing activities:
Payment on shares redeemed	(4,812,111)

Net cash used in financing activities	(4,812,111)

Net increase in cash	(248)
Cash:
Beginning balance	872

Ending balance	$624

See Notes to Financial Statements.

Munder @Vantage Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment loss	$(773,514)	$(879,436)
Net realized gain from security and foreign currency-related transactions	2,948,208	2,476,052
Net change in unrealized appreciation/ (depreciation) of securities and foreign currency-related transactions	(4,691,343)	5,907,685

Net increase/(decrease) in net assets resulting from operations	(2,516,649)	7,504,301
Net decrease in net assets from Fund share transactions	(4,812,111)	(4,626,066)

Net increase/(decrease) in net assets	(7,328,760)	2,878,235
NET ASSETS:
Beginning of year	31,888,745	29,010,510

End of year	$24,559,985	31,888,745

Accumulated net investment loss	$(40,623)	$(41,858)

CAPITAL STOCK ACTIVITY:
Amount
Redeemed	$(4,812,111)	$(4,626,066)

Net decrease	$(4,812,111)	$(4,626,066)

Shares
Redeemed	(643,371)	(595,141)

Net decrease	(643,371)	(595,141)

See Notes to Financial Statements.

Munder @Vantage Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value, beginning of period	$8.50	$6.67	$5.35	$10.65	$24.00

Income/(loss) from investment operations:
Net investment loss	(0.25)	(0.24)	(0.15)	(0.17)	(0.11)
Net realized and unrealized gain/(loss) on investments	(0.35)	2.07	1.47	(5.13)	(13.15)

Total from investment operations	(0.60)	1.83	1.32	(5.30)	(13.26)

Decrease from offering costs:
Offering costs	—	—	—	—	(0.09)

Net increase/(decrease) in net asset value	(0.60)	1.83	1.32	(5.30)	(13.35)

Net asset value, end of period	$7.90	$8.50	$6.67	$5.35	$10.65

Total return(b)	(6.73)%	26.99%	24.67%	(49.77)%	(55.63)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$24,560	$31,889	$29,011	$28,783	$71,625
Ratio of operating expenses to average net assets	3.00%	3.00%	3.00%	3.00%	3.00	%(c)
Ratio of net investment loss to average net assets	(2.93)%	(2.77)%	(2.72)%	(2.06)%	(1.03	)%(c)
Portfolio turnover rate	89%	56%	43%	60%	95%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.57%	3.90%	3.85%	3.40%	3.15	%(c)

(a)	The Munder @Vantage Fund commenced operations on October 17, 2000.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Annualized.

See Notes to Financial Statements.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder @Vantage Fund (the “Fund”), the only series of @Vantage. @Vantage is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, and was organized as a Delaware statutory trust on April 7, 2000. The Fund’s goal is to seek long-term capital appreciation. The financial statements for the remaining Munder Funds are presented in separate reports.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/ (depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions and Net Investment Income: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current market value at least equal to the amount of its when-issued purchase commitments.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 1.75% of the value of its average daily net assets. Prior to August 10, 2004, the Advisor was entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate of 2.00% of the value of its average daily net assets. During the year ended June 30, 2005, the Fund paid an annual effective rate of 1.7793%.

    The Advisor voluntarily agreed to waive advisory fees and/or reimburse certain operating expenses of the Fund during the year ended June 30, 2005, in an amount totaling $150,746.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $57,997 before payment of sub-administration fees and $33,814 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.2199% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $3 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from the Fund, MST or MSTII.

4. Shareholder Servicing Plan

    The Fund has a Shareholder Servicing Plan (the “Plan”) under which the Fund pays securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such Service Organizations.

    Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $154 to Comerica Bank for shareholder services provided to shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $23,090,905 and $25,544,133, respectively, for the year ended June 30, 2005.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $3,579,704 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $5,486,507 and net depreciation for Federal income tax purposes was $1,906,803. At June 30, 2005, aggregate cost for Federal income tax purposes was $26,608,566.

6. Common Stock

    At June 30, 2005, the Fund was authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

    Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund’s Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

    Quarterly repurchase offers commence each January, April, July, and October and are completed in the following month.

7. Investment Concentration

    The Fund intends to invest at least 65% of its total net assets in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of industries.

    The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an initial public offering (IPO) within a period of several months to several years from the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. Of the Fund’s venture capital holdings, the Fund may invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

8. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $428.

9. Commitments

    The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2005, the Fund had total commitments to contribute $2,300,864 to various issuers when and if required.

10. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, net operating losses and partnership basis adjustments were reclassified at year

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Loss	Capital

$774,749	$187,555	$(962,304)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Post October
Loss/Capital	Unrealized
Loss Carryover	Depreciation	Total

$(108,643,540)	$(1,906,803)	$(110,550,343)

    The differences between book and tax distributable earnings are primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $108,642,189 of unused capital losses of which $74,283,277, $27,134,937 and $7,223,975 expire in 2010, 2011 and 2012, respectively.

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2004 and June 30, 2005 of $1,351.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $2,368,329.

12. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $6,244 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

13. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list of the Fund’s portfolio holdings is available on our website, www.munder.com.

14. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX is available without charge, upon request, by calling (800) 438-5789 or voting record information or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16. Portfolio Manager Changes (Unaudited)

    During the year, there were several changes to the Fund’s portfolio management team. Shortly following the departures of Brian A. Salerno in November 2004 and Paul T. Cook in January 2005, Mark A. Lebovitz and Jonathan R. Woodley were added to the team.

    Jonathan R. Woodley, Portfolio Manager/ Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Woodley is also a member of the portfolio management team for the Munder Technology Fund and the Munder Internet Fund, and he provides idea generation and research support in the technology sector for other equity investment disciplines of the Advisor. Prior to 2005, Mr. Woodley was a portfolio manager for the Advisor’s small-cap growth investment discipline and, prior to that, was an analyst for the Advisor’s mid-cap core and small-cap growth investment disciplines. Mr. Woodley joined the Advisor in June 2000.

    Mark A. Lebovitz, Portfolio Manager/ Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Lebovitz is also a member of the portfolio management team for the Munder Technology Fund and the Munder Internet Fund. Since joining the Advisor in 1999, Mr. Lebovitz has

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

provided idea generation and research support in the technology sector for the Advisor’s equity investment disciplines.

    Kenneth A. Smith and Mary Beth Suhr, who have been managing the Fund since its inception, make up the remainder of the team.

17. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under an Investment Advisory Agreement dated August 17, 2000 and amended most recently as of August 10, 2004 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein should be continued for an additional one-year period. The Board was advised by legal counsel to the Fund and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-year gross and the one-year, three-year and since inception total investment performance of the Fund (as well as of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark indexes and the NASDAQ Composite Index; and the performance of another registered, closed-end management investment company that the Advisor believes has investment objectives, policies, strategies and risk characteristics which are similar to those of the Fund (“Comparable Fund”). In this regard, the Board considered that the Fund’s: (1) gross return exceeded the performance of the NASDAQ Composite Index and trailed the performance of the Fund’s two benchmarks and the gross returns of the Comparable Fund for the one-year period and (2) total returns exceeded the performance of the NASDAQ Composite Index and trailed the performance of the Fund’s two benchmarks and the total returns of the Comparable Fund for the one-year period and since inception. The Board considered these facts in light of the

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

Advisor’s ongoing efforts to improve investment performance across the fund complex and the attractive performance achieved by the Advisor with respect to a number of Munder Funds.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of a breakpoint in the Fund’s advisory fee in August 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of the Comparable Fund: The Board considered the fee levels of the Fund as compared to fee levels of the Comparable Fund. The Board also noted that the

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

Fund is a registered, closed-end, non-diversified management investment company that has the ability to make significant investments in illiquid, internet-related companies and is not easily comparable to other funds. In this regard, the Board considered that Lipper Analytical Services, Inc. does not create “peer groups” for closed-end investment companies (such as the Fund) like those it creates for open-end investment companies. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

18.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Munder @Vantage Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder @Vantage Fund (the “Fund”) as of June 30, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder @Vantage Fund at June 30, 2005, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Federal Street
Boston, MA 02111
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANN@VAN605

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
Information provided in response to Item 4 includes amounts billed during the fiscal years ended June 30, 2005 and June 30, 2004 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Fund.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings, if any, for the last two fiscal years ended June 30, 2005 and June 30, 2004 were $25,500 and $23,675, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2005 and 2004, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2005 and June 30, 2004 were $5,600 and $5,350, respectively.

During the fiscal years ended June 30, 2005 and 2004, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
During the fiscal years ended June 30, 2005 and 2004, no fees for professional services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant other than the fees listed above.
During the fiscal years ended June 30, 2005 and 2004, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statement for the fiscal year ended June 30, 2005 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2005 and 2004 for the Fund other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2005 and 2004 were $268,900 and $211,473, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2005 and 2004 were $102,000 and $56,349, respectively.

(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
The Board of Trustees of the Fund (the “Board”) has delegated to Munder Capital Management (the “Advisor”) discretionary investment management authority with respect to the assets of the Fund, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority, as described below. Set forth below are the Advisor’s policies on voting shares owned by the Fund. These policies may be revised from time to time with the approval of the Board.
The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Fund considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
The Advisor has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Fund.
The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.
For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any advisory client’s account and (ii) the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (iii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.
In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Fund.
The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.
From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of the Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Fund and to identify any actual or potential conflicts between the interests of the Advisor and those of the Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:
(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from the Board, the Board Process and Governance Committee or a designated member of that Committee.
With respect to the Fund, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the shares in accordance with such instructions. If no instructions are received or approval is not obtained from the Board Process and Governance Committee, the Advisor will vote the shares in accordance with ISS’s recommendation. Every decision to vote on a resolution in a proxy solicited by a company held by the Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. (“SEC Order”) and procedures approved by the Board, the Fund will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Fund, the Advisor, and the Sub-Advisor in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.
The Fund has filed with the SEC its proxy voting record on Form N-PX for the 12-month period ending June 30, 2005. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting the Munder Funds website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not required for this reporting period.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, Enrique Chang, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Chang and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE MUNDER @VANTAGE FUND

By:	/s/ Enrique Chang
Enrique Chang
President and Principal Executive Officer

Date:	September 7, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Enrique Chang
Enrique Chang
President and Principal Executive Officer

Date:	September 7, 2005

By:	/s/ Peter K. Hoglund

Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	September 7, 2005